UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly road, Suite 100, Warrington, Pennsylvania		18976
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2020, Windtree Therapeutics, Inc. (the “Company”), applied to Newtek Small Business Finance, LLC (the “Lender”) under the Small Business Administration (the “SBA”) Paycheck Protection Program of the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”) for a loan of $546,600 (the “Loan”). On April 20, 2020, the Company entered into a promissory note in favor of the Lender (the “Note”). The Company plans to use the loan proceeds for covered payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act.

The Note has a two-year term, matures on April 22, 2022, and bears interest at a stated rate of 1.0% per annum. Monthly principal and interest payments, less the amount of any potential forgiveness (discussed below), will commence in October 2020. The Company did not provide any collateral or guarantees for the Loan, nor did the Company pay any facility charge to obtain the Loan. The Note provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of representations and material adverse effects. The Company may prepay the principal of the Loan at any time without incurring any prepayment charges.

The Loan may be partially or fully forgiven if the Company complies with the provisions of the CARES Act including the use of Loan proceeds for payroll costs, rent, utilities and other expenses, and at least 75% of the loan proceeds must be used for payroll costs as defined by the CARES Act. Any forgiveness of the Loan will be subject to approval by the SBA and the Lender and will require the Company to apply for such treatment in the future.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning the Company’s expectations, anticipations, intentions, or beliefs regarding the Loan. These express or implied statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein are the following: financial market conditions; actions by the Loan parties; changes by, or new guidelines or interpretations by, the SBA or other governmental authorities regarding the CARES Act, the Payroll Protection Program or related administrative matters; and the Company’s ability to comply with the terms of the Loan and the CARES Act, including to use the proceeds of the Loan as described herein. A further list and description of these risks, uncertainties and other risks associated with an investment in the Company can be found in Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect subsequently occurring events or circumstances.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 and Exhibit 10.1 of this report are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

10.1	Note dated April 20, 2020, between Windtree Therapeutics, Inc. and Newtek Small Business Finance, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Craig Fraser
Name:	Craig Fraser
Title:	President and Chief Executive Officer

Date: April 24, 2020